Report of Independent
Registered Public
Accounting Firm

To the Board of Directors
and Shareholders of
Western Asset Income
Fund:

In planning and
performing our audit of
the financial statements
of Western Asset Income
Fund ("the Company") as
of and for the year ended
December 31, 2008, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered
the Companys internal
control over financial
reporting, including
controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form N
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Companys internal
control over financial
reporting.  Accordingly,
we do not express an
opinion on the
effectiveness of the
Companys internal
control over financial
reporting.

The management of the
Company is responsible
for establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related
costs of controls.  A
companys internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with generally
accepted accounting
principles.  A companys
internal control over
financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and directors
of the company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a
companys assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance with
the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency,
or a combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement of
the Companys annual or
interim financial
statements will not be
prevented or detected on
a timely basis.

Our consideration of the
Companys internal
control over financial
reporting was for the
limited purpose described
in the first paragraph
and would not necessarily
disclose all deficiencies
in internal control over
financial reporting that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Companys internal
control over financial
reporting and its
operation, including
controls over
safeguarding securities,
that we consider to be
material weaknesses as
defined above as of
December 31, 2008.

This report is intended
solely for the
information and use of
management and the Board
of Directors of Western
Asset Income Fund and the
Securities and Exchange
Commission and is not
intended to be and should
not be used by anyone
other than these
specified parties.




PricewaterhouseCoopers
LLP
February 27, 2009